SHAREHOLDERS’ EQUITY	12 Months Ended
May 31, 2025
Equity [Abstract]
SHAREHOLDERS’ EQUITY

NOTE 9 － SHAREHOLDERS’ EQUITY

Ordinary Shares

The Company was established under the laws of Cayman Islands on October 11, 2022 with authorized share of $500,000 divided into 500,000,000 ordinary shares of par value $0.001 each. On February 7, 2024, for purposes of recapitalization in anticipation of the initial public offering, the Company’s shareholders passed resolutions to effect a 1:2 share sub-division (a “forward stock split”) and to change the Company’s authorized share capital to $500,000 divided into 1,000,000,000 ordinary shares, of a par value of $0.0005 each.

On August 28, 2024, the Company completed its initial public offering of 1,750,000 new ordinary shares at a public offering price of $5.00 per share (the “Offering”). Total gross proceeds was approximately $8.75 million and the net proceeds to the Company from the Offering, after deducting discounts, expense allowance and expenses, were approximately $6.7 million.

The Company is authorized to issue one class of ordinary shares.

The holders of the Company’s ordinary shares are entitled to the following rights:

Voting Rights: Each share of the Company’s ordinary shares entitles its holder to one vote on all matters to be voted or consented upon by the stockholders. Holders of the Company’s ordinary shares are not entitled to cumulative voting rights with respect to the election of directors.

Dividend Right: Subject to limitations under Cayman law and preferences that may apply to any shares of preferred stock that the Company may decide to issue in the future, holders of the Company’s ordinary shares are entitled to receive ratably such dividends or other distributions, if any, as may be declared by the Board of the Company out of funds legally available therefor.

Liquidation Right: In the event of the liquidation, dissolution or winding up of our business, the holders of the Company’s ordinary shares are entitled to share ratably in the assets available for distribution after the payment of all of the debts and other liabilities of the Company, subject to the prior rights of the holders of the Company’s preferred stock.

Other Matters: The holders of the Company’s ordinary shares have no subscription, redemption or conversion privileges. The Company’s ordinary shares do not entitle the holders to preemptive rights. All of the Company’s outstanding ordinary shares are fully paid and non-assessable. The rights, preferences and privileges of the holders of the Company’s ordinary shares are subject to the rights of the holders of shares of any series of preferred stock which the Company may issue in the future.

Share Repurchase Program: On April 9, 2025, the Board of Directors approved a share repurchase program (the “Share Repurchase Program”) pursuant to which the Company may repurchase up to $1.0 million worth of its Ordinary Shares. As of May 31, 2025, the Company had repurchased 533,029 shares, for an aggregate cost of approximately $0.4 million, in open market transactions. The Share Repurchase Program may continue until the full $1.0 million worth of the Company’s Ordinary Shares have been repurchased.